================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SourcingLink.net Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                          [LOGO OF SOURCINGLINK.NET]

                             SOURCINGLINK.NET, INC.
                           16855 West Bernardo Drive
                              San Diego, CA  92127


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 July 25, 2000

TO THE STOCKHOLDERS OF SOURCINGLINK.NET, INC.,

     The 2000 Annual Meeting of Stockholders of SourcingLink.net, Inc. (the "Company"), will be held at the Radisson Suite Hotel, 11520 West Bernardo Court, San Diego, California 92127 on July 25, 2000, at 10:00 a.m., for the following purposes as more fully described in the accompanying Proxy Statement:

     (1) To elect the following four nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and qualified:

                      Marcel van Heesewijk
                      Sean M. Maloy
                      Johan A. Vunderink
                      Louis A. Delmonico

     (2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on May 30, 2000 will be entitled to vote at the meeting or any adjournment or postponement thereof.


                                By Order of the Board of Directors


                                /s/ Sean M. Maloy
San Diego, California           Sean M. Maloy
June 16, 2000                   Chief Executive Officer, President and Director

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                             SOURCINGLINK.NET, INC.
                           16855 West Bernardo Drive
                              San Diego, CA  92127

                                ---------------

                                PROXY STATEMENT

                                ---------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SourcingLink.net, Inc., a Delaware corporation (the "Company"), for use at its 2000 Annual Meeting of Stockholders ("Annual Meeting") to be held on July 25, 2000, at 10:00 a.m., at the Radisson Suite Hotel, 11520 West Bernardo Court, San Diego, California 92127. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about June 16, 2000. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

     Holders of shares of Common Stock and Preferred Stock of the Company ("stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of the Company at SourcingLink.net, Inc, 16855 West Bernardo Drive, San Diego, CA 92127, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement.

                               VOTING SECURITIES

     The shares of Common Stock, $.001 par value, and the shares of Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock") constitute the only outstanding classes of voting securities of the Company. Only the stockholders of the Company of record as of the close of business on May 30, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 8,061,824 shares of Common Stock outstanding and entitled to vote and 246,071 shares of Series A Preferred Stock outstanding and entitled to vote. A majority of shares entitled to vote represented in person or by proxy will constitute a quorum at the meeting. Each stockholder is entitled to one vote for each share of Common Stock and one vote for each share of Series A Preferred Stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

                                  PROPOSAL ONE


                             ELECTION OF DIRECTORS

     The Company's Bylaws provides that the authorized number of directors shall be set by the Board of Directors (the "Board"). The Company's Board has authorized a total of five directors. Currently, there are four members of the Board and one vacancy. Mattheus Wegbrans resigned his directorship as of May 2, 2000 to pursue personal interests and is still a significant shareholder of the Company. The Company is actively seeking a qualified candidate to fill the vacancy on the Board.

     Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the four nominees named below. All of the nominees are presently directors of the Company. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable to serve.

     The names and certain information concerning the four nominees for election as directors are set forth below. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Directors

     All members of the Company's Board hold office until the next annual meeting of stockholders or until their successors are elected and have qualified. The director nominees of the Company are as follows:

        Name             Age                         Position
        ----             ---                         --------
Marcel van Heesewijk      40     Chairman of the Board of Directors
Sean M. Maloy             42     President, Chief Executive Officer and Director
Johan A. Vunderink        52     Director
Louis A. Delmonico        59     Director

     Marcel Van Heesewijk founded the Company and has served as its Chairman of the Board since inception, and has also served in various executive management capacities with the Company. From January 1990 to June 1992, Mr. van Heesewijk was the General Manager of European operations for Pande Inc., a software engineering services firm. From 1988 to 1990, Mr. van Heesewijk was the International Sales Manager for B&S Multisoft GmbH, an office automation software company in Germany. From 1986 to 1988, Mr. van Heesewijk held management positions with Siemens AG in both Germany and Portugal. Mr. van Heesewijk earned his bachelor's degree in Economics from the University of Groningen in the Netherlands in 1984 and earned his master's degree from European School of Management Studies in Paris, Oxford and Berlin in 1986.

     Sean M. Maloy has served as a Director and as President, Chief Executive Officer and Director since February 15, 1999. Prior to joining the Company, between 1982 and 1996 he served in various capacities with Maxwell Technologies, Inc., a diversified high technology company, including Director, Chief Operating Officer and Chief Financial Officer and was its Vice President of Mergers and Acquisitions from July 1997 to February 1999. From May 1996 to July 1997, Mr. Maloy served as a Director and Chief Operating Officer of Ward North America, an insurance services firm. Mr. Maloy earned his bachelor's degree in business administration from the University of Notre Dame in 1980.

     Johan A. Vunderink has served as a Director since July 1997. From March 1996 to the present, Mr. Vunderink has served as Chief Executive Officer of The Right Fit b.v., a management consulting company. From 1992 to March 1996, Mr. Vunderink served as Executive Vice President of Marketing and Sales of
BSO Holdings b.v., a provider of information technology services. From 1989 to 1992, Mr. Vunderink was President and Chief Executive Officer of Origin Technology, which subsequently was merged into BSO Holding b.v.

Mr. Vunderink is on the Board of Directors of Triple-P, a public company that provides information technology products and services.

     Louis A. Delmonico has served as a Director since May 1998. Since February 1999, Dr. Delmonico has served as Chairman and Chief Executive Officer of Motiva Software Corporation, a software company specializing in development and distribution of product data/definition management software for the design-engineering environment. Since September 1994, he served as the President of L.A. Delmonico Consulting Inc., an independent consulting firm working with a wide range of high technology companies in the areas of general management, operations, business and strategic planning, mergers and acquisitions and all aspects of marketing. From September 1994 to May 1995, Dr. Delmonico served as the Vice Chairman of the MacNeal-Schwendler Corporation, a mechanical engineering software and services company. From May 1987 to August 1994, Dr. Delmonico served as the Chairman and Chief Executive Officer of PDA Engineering Inc., a mechanical engineering software and services company. Dr. Delmonico holds a B.A. in Economics from St. Johns University, New York. He was a Graduate Fellow to the Universities of Stockholm and Uppsala, Sweden, where he earned his Ms.S. in consumer behavior and his Ph.D. in marketing.

Board Meetings and Attendance

     The Company's Board held six meetings, including two telephonic meetings, during the fiscal year ended March 31, 2000. Each incumbent Director attended one hundred percent (100%) of the aggregate of the number of meetings of the Board and the number of meetings held by all committees of the Board on which they served. There are no family relationships among any of the directors or executive officers of the Company.

Committees of the Board of Directors

     The Board has a compensation committee (the "Compensation Committee") and an audit committee (the "Audit Committee"), each composed of Messrs. Vunderink and Delmonico. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and key employees. The Compensation Committee held one meeting during the fiscal year ended March 31, 2000. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent accountants prior to the presentation of financial statements to the stockholders and, if appropriate, initiates inquiries into aspects of the Company's financial affairs. The Audit Committee held two meetings during the fiscal year ended March 31, 2000. The Company does not have a nominating committee. Instead, the Board, as a whole, identifies and screens candidates for membership on the Company's Board.

Other Executive Officers (officers serve at the discretion of the Board)

     The other current executive officers of the Company are as follows:

     Gary J. Davidson, 44, joined the Company as Vice President of Finance and Administration and Chief Financial Officer on June 2, 1999. Prior to joining the Company, Mr. Davidson served as Vice President Finance & Administration and Chief Financial Officer for Maxwell Technologies, Inc., a diversified high technology company, from March 1994 to May 1999 and as Corporate Controller from May 1986 to March 1994. Mr. Davidson earned his bachelor's degree in accounting from San Diego State University in 1977.

     Mark S. Simonsen, 42, joined the Company as the Vice President and Chief Technology Officer on June 7, 1999. From May 1998 to March 1999, Mr. Simonsen served as the Division General Manager/Vice President of Entertainment and Technology Business for Gibson Guitar Corporation, a manufacturer and distributor of guitars and related products. From 1981 to 1998, Mr. Simonsen served in various technology, development and executive positions, including Division Head and as the Director of Development, Consumer Products Division, of WordPerfect Corporation, which later became a subsidiary of Novell. Mr. Simonsen earned his bachelor's degree in Computer Science from Brigham Young University in 1981.

     Leo C. Klijn, 36, has served as the Company's Vice President, Manager of Special Projects, and previously Corporate Operations, since June 1997. From January 1994 to June 1997, Mr. Klijn served as the Vice President and General Manager of the Company's Asia-Pacific operations. From January 1987 to January 1994, he occupied various management positions with the Casino Group, France's fourth largest retailing company. From January 1992 to January 1994, Mr. Klijn established and managed Casino Group's buying office in Asia. Mr. Klijn earned his bachelor's degree from Nijenrode University, Netherlands School of Business in 1983 and a master's degree from the European School of Management Studies in Paris, Oxford and Berlin in 1986.

     Steven J. Pulver, 46, joined the Company as Vice President of Sales and Services on August 15, 1999. From October 1992 to August 1999, Mr. Pulver served in various sales management positions, most recently as Director of Sales and Professional Services at GERS Retail Systems, a software and hardware company focused on the retail industry. Mr. Pulver was owner and President of a 10-store retail chain in Los Angeles for over 13 years. Mr. Pulver earned his master's degree from Michigan State University in 1980.

     Roger Mayerson, 48, joined the Company as Vice President of Business Development and Product Strategy on April 3, 2000. Prior to joining the Company, Mr. Mayerson served from 1992 to 2000 as Corporate Vice President - Product Services for Dayton Hudson Corporation, a leading retail company that owns and operates Target, Mervyns, Daytons, Marshall Field, Hudsons, and Rivertown Trading. In this capacity Mr. Mayerson managed the sourcing, technical product development, product specifications and testing, and quality assurance programs for owned brands at these companies. From 1972 to 1992 Mr. Mayerson served in various executive positions, including President, with several retail manufacturing and engineering companies. Mr. Mayerson attended the University of Wisconsin and the Milwaukee Institute of Technology.

Compensation of Executive Officers

     The following table shows, for the twelve month periods ended March 31, 2000, March 31, 1999 and June 30, 1998, the cash and other compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the four other highest paid executive officers during fiscal year 2000 (the "Named Executive Officers"):

                           Summary Compensation Table

                                                                          Long Term
                                                                         Compensation
                                                Annual Compensation      ------------
                                               ---------------------      Securities       All Other
                                               Salary         Bonus       Underlying         Comp.
 Name and Principal Position       Year          ($)           ($)        Options (#)2         ($)1
 ---------------------------       ----        -------       -------     -------------     ---------
Sean M. Maloy                      2000        300,000       162,000          250,000        100,000(3)
  President, Chief Executive       1999         37,500          -             187,500           -
  Officer and Director             1998           -             -                -              -

Marcel van Heesewijk               2000        152,696        20,000             -             5,980(4)
  Chairman of the Board            1999        140,145(5)       -                -            22,240(6)
                                   1998         99,000          -                -            69,000(7)

Leo C. Klijn                       2000        171,832        10,000             -              -
  Vice President, Manager          1999        104,992(8)       -                -            36,000(9)
  of Special Projects              1998         79,200          -                -            48,600(10)

Gary J. Davidson(11)
  Vice President of Finance        2000        136,763        37,187           75,000           -
  and Administration and           1999           -             -                -              -
  Chief Financial Officer          1998           -             -                -              -

                                                                   Long Term
                                                                  Compensation
                                                                  ------------
                                             Annual Compensation   Securities
                                            ---------------------  Underlying        All Other
                                             Salary       Bonus      Options            Comp.
Name and Principal Position          Year      ($)         ($)        (#)2              ($)1
-----------------------------        ----    -------     -------  -----------       ---------
Mark S. Simonsen/(11)/               2000    130,974     31,200      62,500              -
  Vice President and Chief           1999       -          -           -                 -
  Technology Officer                 1998       -          -           -                 -

__________
     (1) Does not reflect certain personal benefits, which in the aggregate are less than 10% of each Named Executive Officer's salary and bonus.

     (2) Consists of grants of stock options under the Company's qualified stock option plans.

     (3) Consists of forgiveness of a loan given by the Company to Mr. Maloy per the terms of Mr. Maloy's employment agreement.

     (4)  Consists of amounts paid for automobile expenses.

     (5) Includes $25,727 earned by Mr. van Heesewijk in the three months ended June 30, 1998.

     (6) Consists of $11,250 of housing expenses and $10,990 for automobile expenses from April 1998 to March 1999.

     (7) Consists of $45,000 of housing expenses, $13,000 of automobile expenses and $11,000 of relocation expenses in the fiscal year ended June 30, 1998.

     (8) Includes $19,800 earned by Mr. Klijn in the three months ended June 30, 1998.

     (9) Consists of $30,600 of housing expenses and $5,400 for automobile expenses from April 1998 to March 1999.

     (10) Consists of $40,800 of housing expenses and $7,800 of automobile expenses in the fiscal year ended June 30, 1998.

     (11) In June of 1999 Mr. Simonsen joined the Company as its Vice President and Chief Technology Officer. In June of 1999 Mr. Davidson joined the Company as its Vice President of Finance and Administration and Chief Financial Officer.

Option Matters

     Option Grants. The following table sets forth certain information concerning grants of options to each of the Company's Named Executive Officers during the fiscal year ended March 31, 2000.

                       Option Grants in Last Fiscal Year
                              (Individual Grants)

                     # of Securities      % of Total Options     Exercise
                   Underlying Options   Granted to Employees in    Price    Expiration
    Name               Granted (#)          Fiscal Year (1)      ($/Share)     Date
----------------   ------------------   -----------------------  ---------  ----------
Sean M. Maloy           250,000                  49.6%            $6.40        8/9/09
Gary J. Davidson         75,000                  14.9%            $6.75        6/17/09
Mark S. Simonsen         62,500                  12.4%            $6.75        6/17/09

--------------------

(1) Options to purchase an aggregate of 503,750 shares of Common Stock were granted to employees, including the Named Executive Officers during the fiscal year ended March 31, 2000. Each Option granted to each Named Executive Officer vests according to the following schedule: the option may not be exercised at all during the first year from the date of grant, at which time 25% of the option becomes vested and exercisable. Thereafter, the option may be exercised as to an additional 1/16 of the underlying shares each quarter until fully vested.

     Option Exercises. Except as otherwise indicated below, none of the Named Executive Officers exercised options during the fiscal year ended March 31, 2000. The following table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 2000. Also reported are the values for "in the money" options which represent the positive spread between the exercise prices of any such existing stock options and the fiscal year end price of the Company's Common Stock ($9.75 per share).

                 Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                   Exercise of Option
                   into Common Stock        Number of Securities            Value of Unexercised
                   during Fiscal Year  Underlying Unexercised Options       In-the-Money Options
                   ------------------      at Fiscal Year End (#)           at Fiscal Year End ($)
                   Shares      Value   ------------------------------    ----------------------------
    Name           Aquired   Realized  Exercisable      Unexercisable    Exercisable    Unexercisable
-----------------  -------   --------  -----------      -------------    -----------    -------------
Sean M. Maloy       15,625   $450,781    97,656           324,129          170,116       615,040
Leo C. Klijn             -          -    75,000                 -          686,250             -
Gary J. Davidson         -          -         -            75,000                -       225,000
Mark S. Simonsen         -          -         -            62,500                -       187,500


Employment and Severance Agreements

     The Company entered into an employment agreement with Mr. Maloy, effective as of February 15, 1999, for an indefinite term, pursuant to which he will serve as President and Chief Executive Officer. The employment agreement provides for a base salary of $300,000 per year with raises to be determined by the Company. Mr. Maloy is eligible to receive an annual bonus of up to 60% of his base salary as determined by the Board based upon certain objectives. Mr. Maloy is also eligible for a discretionary bonus in excess of 60% of his base salary as determined by the Board if Mr. Maloy materially exceeds such certain objectives. In connection with his employment agreement, Mr. Maloy was (i) granted options to purchase 187,500 shares of the Company's Common Stock at the fair market value on the date of grant; (ii) granted the right to purchase up to 62,500 shares of Company's Common Stock, on terms to be determined, which right was terminated upon a subsequent grant of options to Mr. Maloy in August 1999; and
(iii) was made a loan of $100,000 bearing interest at the rate of seven percent per annum, which loan was forgiven and discharged on February 15, 2000.
Mr. Maloy is also eligible to participate in other employee benefit plans established by the Company from time to time. Mr. Maloy's employment agreement provides for a severance benefit if he is terminated upon a change in control or is terminated other than by reason of death, disability or change in control. If Mr. Maloy is not retained by the Company in a comparable executive role for a period of two years following a change in control, or is terminated by the Company within such period, then the Company will (i) pay Mr. Maloy his base salary and benefits through the two year anniversary of the date of diminution in duties or termination; (ii) pay Mr. Maloy the average bonuses paid to him in the prior three or fewer years of service; and (iii) cause all of his options to immediately vest.

     In connection with Mr. Davidson's acceptance of an employment offer, we agreed to pay Mr. Davidson a severance equal to six months salary in the event that Mr. Maloy and Mr. Davidson are both terminated for any reason other than for cause. On June 2, 1999, Mr. Davidson was granted options to purchase 75,000 shares of the Company's Common Stock at the fair market value on the date of grant. Mr. Davidson's options will immediately vest upon a change in control.

Directors' Fees

     Messrs. Vunderink and Delmonico each currently receive $1,500 for each Board meeting that they attend. The other directors of the Company have not historically and do not currently receive cash for services that they provide as directors, although they are reimbursed in accordance with the Company's policy for their expenses in connection with attending meetings of the Board.
Directors serving on committees of the Board receive no special compensation for such activities. The Company may elect to pay additional cash compensation or grant additional options to directors in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock were made with respect to the Company's fiscal year ended March 31, 2000.

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth certain information regarding beneficial ownership of our Common Stock and Preferred Stock as of May 30, 2000 by (i) each person or group who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock or Preferred Stock, (ii) each of our Directors, (iii) each of our Named Executive Officers and (iv) all of our current directors and executive officers as a group:

                                                                          Preferred Stock
                                                                      ------------------------
                                             Common Stock             Amount and
                                   ------------------------------       Nature                   Percent of
                                   Amount and                             of                       Common
                                    Nature of                         Beneficial                  Stock and
Name and Address of Beneficial     Beneficial           Percent       Ownership      Percent      Preferred
           Owners(1)              Ownership(2)        of Class(3)        (2)       of Class(3)    Stock(3)
------------------------------    ------------        -----------     ----------   -----------    ----------
  Marcel van Heesewijk             1,178,241             14.6%             -             -          14.5%
  Sean M. Maloy                      146,195(4)           1.8%             -             -           1.8%
  Johan A. Vunderink                  60,980(5)            *               -             -            *
  Louis A. Delmonico                  37,500(4)            *               -             -            *
  Gary J. Davidson                    20,250(4)            *               -             -            *
  Leo C. Klijn                       199,500(4)           2.5%             -             -           2.5%
  Mark S. Simonsen                    15,625(4)            *               -             -            *
  All Directors and Executive
   Officers as a group (9 persons  1,658,291(6)          20.6%             -             -          20.5%
  DeNoyange S.A.                      48,544               *            226,092         91.9%        1.3%
  42 Rue de Bassano
  75008 Paris, France
  Theo Wegbrans                      545,775              6.8%             -             -           6.7%

---------------------
*Less than 1%

(1) Unless otherwise indicated, the business address of each stockholder is c/o SourcingLink.net, Inc., 16855 West Bernardo Drive, Suite 260, San Diego, CA 92127.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes exercisable or convertible on or before July 30, 2000 are deemed outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person or entity holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Percentage ownership is based on (i) 8,061,824 shares of Common Stock outstanding as of May 30, 2000, and (ii) 246,071 shares of Series A Preferred Stock outstanding as of May 30, 2000, the terms of which shares are substantially equivalent to shares of Common Stock and may be converted into one quarter share of Common Stock at any time at the option of the respective holders. The Preferred Stock is treated on an as-converted basis in the computation of percentage ownership.

(4) Includes shares subject to stock options that are exercisable on or before July 30, 2000 of 125,000 for Mr. Maloy, 18,750 for Mr. Delmonico, 18,750 for Mr. Davidson, 75,000 for Mr. Klijn, and 15,625 for Mr. Simonsen.

(5) Consists of (i) 33,334 shares of Common Stock and (ii) warrants and options to purchase 27,646 shares of Common Stock that are exercisable on or before July 30, 2000.

(6) Includes 285,458 shares subject to warrants and options exercisable on or before July 30, 2000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended March 31, 2000, the Company's Board, based upon the recommendations of the Compensation Committee, established the levels of compensation for the Company's executive officers. During fiscal year 1999, the Compensation Committee consisted of Messrs. Vunderink and Delmonico and currently consists of Messrs. Vunderink and Delmonico. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the fiscal year ended March 31, 2000.

Certain Transactions

     The Company has from time to time granted options and other compensation to its directors and executive officers. The Company also has entered into employment agreements with certain executive officers and directors of the Company.

     On August 12, 1997, the Company entered into an agreement with Het Goede Paard b.v. ("HGP"), a company fifty percent owned by Mr. Vunderink, a director of the Company. Under this agreement, HGP agreed to arrange for investors to acquire equity interests in the Company. The agreement provides that Mr. Vunderink and the other fifty percent owner of HGP, Bram Zwagemaker, are collectively entitled to a finder's fee of five percent of the aggregate amount of any investments made because of its efforts, which fee is to be divided equally between them. Seventy percent of such finder's fee is to be paid in the form of warrants to purchase shares of the Company's Common Stock, and the remaining thirty percent is to be paid in cash. Pursuant to this Agreement, in the fiscal year ended June 30, 1998 the Company paid to HGP a total of $6,750 in cash and warrants to purchase 21,000 shares of Common Stock at $.75 per share, 10,500 of which are owned by Mr. Vunderink.

     The Company believes all of the transactions set forth above were made on terms no less favorable to the Company than could otherwise be obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested outside directors on the Board.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to submit a proposal for action at the Company's 2001 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than February 19, 2001 in order to be considered for inclusion in the Company's proxy
statement relating to that meeting.   Matters pertaining to such proposals,
including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

     On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the current year's anniversary of the date of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the Company's 2000 Annual Meeting of Stockholders, if the Company was not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by May 4th of 2000 the Company will be allowed to use its voting authority as outlined.

     With respect to the Company's 2001 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by May 2nd of 2001 the Company will be allowed to use its voting authority as outlined.

                                 OTHER MATTERS

     Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                 By Order of the Board of Directors

                                 /s/ Sean M. Maloy
June 16, 2000                    Sean M. Maloy
                                 Chief Executive Officer, President and Director

     The Annual Report to Stockholders of the Company for the fiscal year ended March 31, 2000 is being mailed concurrently with this Proxy Statement to all stockholders of record as of May 30, 2000. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

PROXY
                             SOURCINGLINK.NET, INC.
                   Proxy Solicited by the Board Of Directors
               Annual Meeting of the Stockholders--July 25, 2000

  The undersigned hereby nominates, constitutes and appoints Sean Maloy and Gary Davidson, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of SOURCINGLINK.NET, INC. which the undersigned is entitled to represent and vote at the 2000 Annual Meeting of Stockholders of the Company to be held at the Radisson Suite Hotel, 11520 West Bernardo Court, San Diego, California 92127 on July 25, 2000, at 10:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

                  THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1.

  1. Election of Directors

     [_] FOR                                [_] WITHHOLD AUTHORITY
         all nominees listed below              to vote for all nominees listed
         (except as marked to the               below
         contrary below)

  Election of the following nominees as directors: Marcel van Heesewijk, Sean
 M. Maloy, Johan A. Vunderink and Louis A. Delmonico

 (Instructions: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)


     ------------------------------------------------------

  2. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

       IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY



  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY.



                                   ---------------------------------------------
                                             (Signature of stockholder)


                                   ---------------------------------------------
                                                       (Date)



                                   Please sign your name exactly as it appears hereon. Executors,administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN
         THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.